EXHIBIT 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

      The undersigned, Robert J. Caso, as Vice President, Finance and Chief Financial Officer of Cellegy Pharmaceuticals, Inc. (the “Company”), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

(1) the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT J. CASO

Robert J. Caso
Vice President and Chief Financial Officer

Dated: April 28, 2006

      This certification is being furnished to the SEC with this Report on Form 10-K/A pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.